Exhibit 99.2

Unaudited Pro Forma Financial Statements

On July 14, 2017, Rice Bran Technologies (the Company) completed the sale of Healthy Natural, Inc., (HN) its wholly-owned subsidiary, pursuant to an asset purchase agreement (Purchase Agreement) previously reported in the Company’s current report on Form 8-K filed with the SEC on July 17, 2017.

The unaudited pro forma financial statements have been developed by applying pro forma adjustments to The Company’s historical consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America and give effect to the divestiture of Healthy Natural, Inc.  The unaudited pro forma condensed statements of operations for the three months ended March 31, 2017 and 2016, and for the years ended December 31, 2016 and 2015, assume that the divestiture of Healthy Natural, Inc. occurred January 1, 2015. The unaudited pro forma balance sheet as of March 31, 2017, assumes that the divestiture occurred on that date.  The unaudited pro forma condensed consolidated financial statements are presented based on currently available information and are intended for informational purposes only.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the Company’s results of operations or financial condition would have been had the divestiture been completed on the dates assumed.  In addition, they are not necessarily indicative of the Company’s future results of operations or financial condition.  Beginning in the second quarter of 2017, the historical financial results of Healthy Natural, Inc., for periods prior to the divestiture will be reflected in the Company’s consolidated financial statements as discontinued operations.

The unaudited pro forma financial statements should be read in conjunction with (i) the accompanying notes to the unaudited pro forma condensed consolidated financial statements, (ii) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the year ended December 31, 2016, filed with the SEC on March 23, 2017, and (iii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in the Company’s Form 10-Q for the three months ended March 31, 2017, filed with the SEC on May 12, 2017.

RiceBran Technologies
Pro Forma Condensed Consolidated Statements of Operations
Unaudited Three Months Ended March 31, 2017
 (in thousands, except share and per share amounts)

	Historical	HN Divestiture Pro Forma Adjustments	Notes	Pro Forma

Revenues	$11,435	$(4,418)	(a)	$7,017
Cost of goods sold	8,924	(3,022)	(a)	5,902
Operating expenses	3,027	(227)	(b)	2,800
Other expense	2,085	(1)	(c)
		(362)	(g)	1,722
Loss before income taxes	(2,601)			(3,407)
Income taxes	-	409	(i)	409
Net loss	(2,601)			(2,998)
Net loss attributable to noncontrolling interest	319			319
Net loss attributable to shareholders	(2,282)			(2,679)
Dividends on preferred stock--beneficial conversion feature	(778)			(778)
Net loss attributable to common shareholders	$(3,060)			$(3,457)

Loss per share attributable to common shareholders
Basic	$(0.32)			$(0.36)
Diluted	$(0.32)			$(0.36)

Weighted average number of shares outstanding
Basic	9,657,543			9,657,543
Diluted	9,657,543			9,657,543

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Pro Forma Condensed Consolidated Statements of Operations
Unaudited Three Months Ended March 31, 2016
(in thousands, except share and per share amounts)

	Historical	HN Divestiture Pro Forma Adjustments	Notes	Pro Forma

Revenues	$10,051	$(4,488)	(a)	$5,563
Cost of goods sold	7,814	(2,959)	(a)	4,855
Operating expenses	3,727	(374)	(b)	3,353
Other income	(1,352)			(1,352)
Loss before income taxes	(138)			(1,293)
Income taxes	-	404	(i)	404
Net loss	(138)			(889)
Net loss attributable to noncontrolling interest	438			438
Net loss attributable to shareholders	300			(451)
Dividends on preferred stock--beneficial conversion feature	(551)			(778)
Net loss attributable to common shareholders	$(251)			$(1,229)

Loss per share attributable to common shareholders
Basic	$(0.03)			$(0.13)
Diluted	$(0.03)			$(0.13)

Weighted average number of shares outstanding
Basic	9,215,684			9,215,684
Diluted	9,215,684			9,215,684

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Pro Forma Condensed Consolidated Statements of Operations
Unaudited Year Ended December 31, 2016
(in thousands, except share and per share amounts)

	Historical	HN Divestiture Pro Forma Adjustments	Notes	Pro Forma

Revenues	$39,405	$(19,677)	(a)	$19,728
Cost of goods sold	31,436	(13,158)	(a)	18,278
Operating expenses	19,100	(1,438)	(b)	17,662
Other (income) expense, net	78	(2)	(c)
		(1,098)	(g)	(1,022)
Loss before income taxes	(11,209)			(15,190)
Income taxes	(41)	1,778	(i)	1,737
Net loss	(11,250)			(13,453)
Net loss attributable to noncontrolling interest	2,720			2,720
Net loss attributable to shareholders	(8,530)			(10,733)
Dividends on preferred stock--beneficial conversion feature	(551)			(778)
Net loss attributable to common shareholders	$(9,081)			$(11,511)

Loss per share attributable to common shareholders
Basic	$(0.97)			$(1.23)
Diluted	$(0.97)			$(1.23)

Weighted average number of shares outstanding
Basic	9,338,370			9,338,370
Diluted	9,338,370			9,338,370

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Pro Forma Condensed Consolidated Statements of Operations
Unaudited Year Ended December 31, 2015
(in thousands, except share and per share amounts)

	Historical	HN Divestiture Pro Forma Adjustments	Notes	Pro Forma

Revenues	$39,896	$(12,845)	(a)	$27,051
Cost of goods sold	31,826	(8,716)	(a)	23,110
Operating expenses	14,346	(1,738)	(b)	12,608
Other expense, net	4,476			4,476
Loss before income taxes	(10,752)			(13,143)
Income taxes	176	837	(i)	1,013
Net loss	(10,576)			(12,130)
Net loss attributable to noncontrolling interest	2,308			2,308
Net loss attributable to shareholders	(8,268)			(9,822)
Dividends on preferred stock--beneficial conversion feature	-			(778)
Net loss attributable to common shareholders	$(8,268)			$(10,600)

Loss per share attributable to common shareholders
Basic	$(0.90)			$(1.15)
Diluted	$(0.90)			$(1.15)

Weighted average number of shares outstanding
Basic	9,187,983			9,187,983
Diluted	9,187,983			9,187,983

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Pro Forma Condensed Consolidated Balance Sheets
Unaudited March 31, 2017
(in thousands, except share amounts)

	Historical	HN Divestiture Pro Forma Adjustments	Notes	Pro Forma
ASSETS
Cash and cash equivalents	$3,366	$17,349	(e)
		(12,563)	(f)	$8,152
Accounts receivable, net	2,944	(592)	(d)	2,352
Inventories	4,028	(1,915)	(d)	2,113
Deposits and other current assets	904	(23)	(d)	881
Property and equipment, net	18,881	(1,019)	(d)	17,862
Goodwill	790	(790)	(d)	-
Intangible assets, net	206			206
Operating taxes recoverable	1,203			1,203
Other long-term assets	141	(25)	(d)	116
Total assets	$32,463			$32,885

LIABILITIES
Accounts payable and accruals	$11,086	(825)	(d)
		4,594	(h)	$14,855
Long-term debt	13,003	(45)	(d)
		(5,509)	(f)	7,449
Derivative warrant liabilities	494			494
Deferred tax liability	29			29
Total liabilities	24,612			22,827

EQUITY
Preferred stock	1,545			1,545
Common stock	273,853			273,853
Accumulated deficit	(262,879)	9,261	(h)
		(7,054)	(f)	(260,672)
Accumulated deficit attributable to noncontrolling interest	(416)			(416)
Accumulated other comprehensive loss	(4,252)			(4,252)
Total equity	7,851			10,058
Total liabilities and equity	$32,463			$32,885

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

The unaudited pro forma financial statements give effect to the sale of Healthy Natural, Inc. (the Asset Sale) to be accounted for as a discontinued operation. The unaudited pro forma statements of operations for the three months ended March 31, 2017 and 2016, and for the years ended December 31, 2016 and 2015, are presented as if the sale occurred as of the beginning of those periods.  The unaudited pro forma balance sheet as of March 31, 2017, is presented as if the sale occurred on that date.

(a)	This adjustment reflects the elimination of revenues and cost of goods sold of Healthy Natural, Inc.
(b)
This adjustment reflects the elimination of operating expenses of Healthy Natural, Inc., excluding the anticipated effects of other costs that may be reduced or eliminated as a result of having completed the sale.

(c)	This adjustment reflects the elimination of interest expense related to of Healthy Natural, Inc. debt.
(d)	This adjustment reflects the elimination of the historical assets and liabilities of Healthy Natural, Inc.
(e)
This adjustment reflects the cash consideration received at closing of the Asset Sale net of $219 thousand of assumed liabilities, $519 thousand of advisory fees and $365 thousand of other costs of the Asset Sale.

(f)
This adjustment reflects the repayment of certain non-Healthy Natural, Inc. debt from proceeds of the Asset Sale and the estimated expense arising from the extinguishment of that debt.  This estimated expense arising from the extinguishment has not been reflected in the pro forma statements of operations as it is considered to be nonrecurring in nature.

(g)	This adjustment reflects the elimination of interest expense on the registrant debt referred to in footnote (f).
(h)
This adjustment reflects the estimated gain arising from the transaction. The estimated gain has not been reflected in the accompanying statements of operations as it is considered to be nonrecurring in nature.  No adjustment has been made to the sales proceeds to give effect to any potential post-closing adjustments under the terms of the Purchase Agreement.  The estimated gain includes a provision for income taxes of $4.6 million. which may be due on the Asset Sale.  The Internal Revenue Service rules in this area are complex and the registrant has not yet completed an analysis of what net operating losses, if any, will be available to reduce the taxes owed on the gain.

(i)	This adjustment reflects income tax expense of 35% on adjustments (a), (b) and (c).